                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                      CASE NO. 03-51775  msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc             03-51777 msj, 03-51778 msj
       ReplayTV, Inc                      CHAPTER 11
       Sensory Science Corporation        MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:         Jul-03             PETITION DATE:       03/21/03
                     ---------------                         -------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if
     checked here                                                            ___
     the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in  $1

2.   ASSET AND LIABILITY STRUCTURE                                END OF CURRENT MONTH    END OF PRIOR MONTH   AS OF PETITION FILING
                                                                  --------------------    ------------------   ---------------------
     a.  Current Assets                                               $ 88,535,285           $ 90,770,544           $167,641,723
                                                                      ------------           ------------
     b.  Total Assets                                                 $ 88,535,285           $ 90,770,544           $171,565,518
                                                                      ------------           ------------           ------------
     c.  Current Liabilities                                          $  3,995,842           $  5,375,750           $259,140,287
                                                                      ------------           ------------
     d.  Total Liabilities                                            $262,202,681           $263,728,329           $283,757,820
                                                                      ------------           ------------
                                                                                                                     CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                                     -------------           -----------           --------------
     a.  Total Receipts  (includes net cash
           rec'd/paid to acquirer)                                    ($ 1,039,428)          $  1,201,648           $ 52,228,940
                                                                      ------------           ------------           ------------
     b.  Total Disbursements                                          $    213,779           $    170,578           $ 15,787,420
                                                                      ------------           ------------           ------------
     c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                      ($ 1,253,207)          $  1,031,070           $ 36,441,520
                                                                      ------------           ------------           ------------
     d.  Cash Balance Beginning of Month                              $ 40,759,611           $ 39,728,541           $  3,064,884
                                                                      ------------           ------------           ------------
     e.  Cash Balance End of Month (c + d)                            $ 39,506,404           $ 40,759,611           $ 39,506,404
                                                                      ------------           ------------           ------------
                                                                                                                     CUMULATIVE
                                                                     CURRENT MONTH           PRIOR MONTH           (CASE TO DATE)
                                                                     -------------           -----------           --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                   ($   709,611)          $    748,814           ($71,915,067)
                                                                      ------------           ------------           ------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $    246,835           $    176,840
                                                                      ------------           ------------
6.   POST-PETITION LIABILITIES                                        $  3,995,842           $  5,375,750
                                                                      ------------           ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)           $          0           $          0
                                                                      ------------           ------------
AT THE END OF THIS REPORTING MONTH:                                                              YES                     NO
                                                                                                 ---                     --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                                       X
                                                                                             ------------           ------------
9.   Have any payments been made to professionals?  (if yes, attach listing including
     date of payment, amount of payment and name of payee)                                                               X
                                                                                             ------------           ------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                 X
                                                                                             ------------           ------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of
     payee)                                                                                  X (Exhibit 1)
                                                                                             ------------           ------------
12.  Is the estate insured for replacement cost of assets and for general liability?               X
                                                                                             ------------           ------------
13.  Are a plan and disclosure statement on file?                                                                        X
                                                                                             ------------           ------------
14.  Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                             ------------           ------------

15.  Check if paid: Post-petition taxes  X  ;  U.S. Trustee Quarterly Fees  X  ;
                                        ----                               ----
     Check if filing is current for: Post-petition
     tax reporting and tax returns:      X  .
                                        ----

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      --------------------------       -----------------------------------------
                                       Responsible Individual


                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                  FOR THE MONTH ENDED      07/31/03
                                      --------------------------

    ASSETS
                                                                                        FROM SCHEDULES           MARKET VALUE
                                                                                        --------------           ------------
       CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                                  $38,050,732
                                                                                                            -----------------------
 2           Cash and cash equivalents - restricted                                                                     $1,455,672
                                                                                                            -----------------------
 3           Accounts receivable (net)                                                      A                             $246,835
                                                                                                            -----------------------
 4           Inventory                                                                      B                                   $0
                                                                                                            -----------------------
 5           Prepaid expenses                                                                                             $535,014
                                                                                                            -----------------------
 6           Professional retainers

                                                                                                            -----------------------
 7           Other:                UMC Investment @ FMV                                                                $48,247,032
                       ---------------------------------------------------------                            -----------------------
 8           Patents                                                                                               unknown
             -------------------------------------------------------------------                            -----------------------
 9                     TOTAL CURRENT ASSETS                                                                            $88,535,285
                                                                                                            -----------------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

10           Real property                                                                  C                                   $0
                                                                                                            -----------------------
11           Machinery and equipment                                                        D                                   $0
                                                                                                            -----------------------
12           Furniture and fixtures                                                         D                                   $0
                                                                                                            -----------------------
13           Office equipment                                                               D                                   $0
                                                                                                            -----------------------
14           Leasehold improvements                                                         D                                   $0
                                                                                                            -----------------------
15           Vehicles                                                                       D                                   $0
                                                                                                            -----------------------
16           Other:                                                                         D
                       ---------------------------------------------------------                            -----------------------
17                                                                                          D
             -------------------------------------------------------------------                            -----------------------
18                                                                                          D
             -------------------------------------------------------------------                            -----------------------
19                                                                                          D
             -------------------------------------------------------------------                            -----------------------
20                                                                                          D
             -------------------------------------------------------------------                            -----------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                            -----------------------
       OTHER ASSETS

22           Loans to shareholders

                                                                                                            -----------------------
23           Loans to affiliates

                                                                                                            -----------------------
24

             -------------------------------------------------------------------                            -----------------------
25

             -------------------------------------------------------------------                            -----------------------
26

             -------------------------------------------------------------------                            -----------------------
27

             -------------------------------------------------------------------                            -----------------------
28                     TOTAL OTHER ASSETS                                                                                       $0
                                                                                                            -----------------------
29                     TOTAL ASSETS                                                                                    $88,535,285
                                                                                                            =======================

   NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

          POST-PETITION

             CURRENT LIABILITIES

30                Salaries and wages                                                                                        $22,338
                                                                                                            ------------------------
31                Payroll taxes

                                                                                                            ------------------------
32                Real and personal property taxes
                                                                                                            ------------------------
33                Income taxes

                                                                                                            ------------------------
34                Sales taxes

                                                                                                            ------------------------
35                Notes payable (short term)
                                                                                                            ------------------------
36                Accounts payable (trade)                                                  A                            $2,115,937
                                                                                                            ------------------------
37                Real property lease arrearage
                                                                                                            ------------------------
38                Personal property lease arrearage
                                                                                                            ------------------------
39                Accrued professional fees

                                                                                                            ------------------------
40                Current portion of long-term post-petition debt (due within
                   12 months)
                                                                                                            ------------------------
41                Other:  Payable to acquirer of sold/discontinued product lines                                         $1,857,567
                          ------------------------------------------------------                            ------------------------
42

                  --------------------------------------------------------------                            ------------------------
43
                  --------------------------------------------------------------                            ------------------------
44                TOTAL CURRENT LIABILITIES                                                                              $3,995,842
                                                                                                            ------------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                            ------------------------
46                TOTAL POST-PETITION LIABILITIES                                                                        $3,995,842
                                                                                                            ------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                Secured claims                                                            F                                    $0
                                                                                                            ------------------------
48                Priority unsecured claims                                                 F                                    $0
                                                                                                            ------------------------
49                General unsecured claims                                                  F                                    $0
                                                                                                            ------------------------
50                TOTAL PRE-PETITION LIABILITIES                                                                       $258,206,839
                                                                                                            ------------------------
51                TOTAL LIABILITIES                                                                                    $262,202,681
                                                                                                            ------------------------
    EQUITY (DEFICIT)

52           Retained Earnings/(Deficit) at time of filing                                                            ($644,469,546)
                                                                                                            ------------------------
53           Capital Stock                                                                                             $419,094,388
                                                                                                            ------------------------
54           Additional paid-in capital                                                                                $156,761,274
                                                                                                            ------------------------
55           Cumulative profit/(loss) since filing of case                                                             ($71,915,067)
                                                                                                            ------------------------
56           Post-petition contributions/(distributions) or (draws)
                                                                                                            ------------------------
57

                       ---------------------------------------------------------                            ------------------------
58           Market value adjustment                                                (UMC mark to market)               ($33,138,445)
                                                                                                            ------------------------
59                TOTAL EQUITY (DEFICIT)                                                                              ($173,667,396)
                                                                                                            ------------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                              $88,535,285
                                                                                                            ========================


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                   ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
                                                                [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                                                -----------------------     ---------------      ------------------
     0 -30 Days                                                           $70,000             $2,115,937
                                                                      ------------           ------------
     31-60 Days                                                                $0
                                                                      ------------           ------------
     61-90 Days                                                           $55,800                                             $0
                                                                      ------------           ------------           ------------
     91+ Days                                                            $726,088
                                                                      ------------           ------------
     Total accounts receivable/payable                                   $851,888             $2,115,937
                                                                      ------------           ============
     Allowance for doubtful accounts                                     $605,053
                                                                      ------------
     Accounts receivable (net)                                           $246,835
                                                                      ============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                                           INVENTORY(IES)
                                                             BALANCE AT
                                                            END OF MONTH
                                                            ------------
     Retail/Restaurants -
       Product for resale                                                    $0
                                                --------------------------------
     Distribution -
       Products for resale
                                                --------------------------------
     Manufacturer -
       Raw Materials
                                                --------------------------------
       Work-in-progress
                                                --------------------------------
       Finished goods
                                                --------------------------------
     Other - Explain
                                                --------------------------------

     --------------------------------------

     --------------------------------------
         TOTAL                                                               $0
                                                ================================

     METHOD OF INVENTORY CONTROL
     Do you have a functioning perpetual inventory system?
          Yes   X         No
             ------         --------
     How often do you take a complete physical inventory?



       Weekly
                               ---------
       Monthly
                               ---------
       Quarterly
                               ---------
       Semi-annually
                               ---------
       Annually                X
                               ---------
Date of last physical inventory was                             12/31/2002 0:00
                                                --------------------------------
Date of next physical inventory is              n/a
                                                --------------------------------

COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH                                           $495,000
                                                          ----------------------
Add -
  Net purchase
                                                          ----------------------
  Direct labor
                                                          ----------------------
  Manufacturing overhead
                                                          ----------------------
  Freight in
                                                          ----------------------
  Other:
                                                          ----------------------
                                                                             $0
-------------------------------------------               ----------------------

-------------------------------------------               ----------------------

Less -
  Inventory End of Month                                                     $0
                                                          ----------------------
  Shrinkage
                                                          ----------------------
  Personal Use
                                                          ----------------------
Cost of Goods Sold                                                     $495,000
                                                          ======================

INVENTORY VALUATION METHODS
Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost                                          X
                                                       ---
    LIFO cost
                                                       ---
    Lower of cost or market                            X
                                                       ---
    Retail method
                                                       ---
    Other
                                                       ---
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST                   MARKET VALUE
                                                                                           ----                   ------------
        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST                   MARKET VALUE
                                                                                           ----                   ------------
Machinery & Equipment -

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================
Furniture & Fixtures -

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================
Office Equipment -

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================
Leasehold Improvements -

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================
Vehicles -

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------

        --------------------------------------------------------------------      ---------------------    -------------------------
        Total                                                                                       $0                           $0
                                                                                  =====================    =========================


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended     07/31/03
                                                 ----------------

          CURRENT MONTH
----------------------------------
                                                                                            CUMULATIVE      NEXT MONTH
  ACTUAL     FORECAST    VARIANCE                                                         (CASE TO DATE)     FORECAST
  ------     --------    --------                                                         --------------     --------
                                        REVENUES:
       $0                      $0     1   Gross Sales                                       $7,242,256
----------   --------   ----------                                                        -------------   --------------
       $0                      $0     2   less: Sales Returns & Allowances                  $4,063,280
----------   --------   ----------                                                        -------------   --------------
       $0         $0           $0     3   Net Sales                                         $3,178,976               $0
----------   --------   ----------                                                        -------------   --------------
       $0                      $0     4   less: Cost of Goods Sold      (Schedule 'B')      $2,236,107
----------   --------   ----------                                                        -------------   --------------
       $0         $0           $0     5   Gross Profit                                        $942,869               $0
----------   --------   ----------                                                        -------------   --------------
                               $0     6   Interest                                                  $0
----------   --------   ----------                                                        -------------   --------------
       $0                      $0     7   Other Income:                                       $275,301
----------   --------   ----------                              -----------------------   -------------   --------------
                               $0     8                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0     9                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
       $0         $0           $0    10       TOTAL REVENUES                                $1,218,170               $0
----------   --------   ----------                                                        -------------   --------------
                                        EXPENSES:
  $32,334                ($32,334)   11   Compensation to Owner(s)/Officer(s)                 $344,629
----------   --------   ----------                                                        -------------   --------------
  $27,278                ($27,278)   12   Salaries                                          $1,286,771
----------   --------   ----------                                                        -------------   --------------
                               $0    13   Commissions                                               $0
----------   --------   ----------                                                        -------------   --------------
  $12,523                ($12,523)   14   Contract Labor                                      $134,810
----------   --------   ----------                                                        -------------   --------------
                                          Rent/Lease:
       $0                      $0    15       Personal Property                                 $8,533
----------   --------   ----------                                                        -------------   --------------
   $2,000                 ($2,000)   16       Real Property                                     $4,000
----------   --------   ----------                                                        -------------   --------------
  $21,920                ($21,920)   17   Insurance                                         $2,420,754
----------   --------   ----------                                                        -------------   --------------
                               $0    18   Management Fees                                           $0
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    19   Depreciation                                        $159,065
----------   --------   ----------                                                        -------------   --------------
                                          Taxes:
   $4,713                 ($4,713)   20       Employer Payroll Taxes                          $299,659
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    21       Real Property Taxes                              $12,760
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    22       Other Taxes                                       $2,915
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    23   Other Selling                                       $931,305
----------   --------   ----------                                                        -------------   --------------
  $18,371                ($18,371)   24   Other Administrative                                $331,205
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    25   Interest                                            $777,750
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    26   Other Expenses:       amortization                $1,461,364
----------   --------   ----------                              -----------------------   -------------   --------------
                               $0    27                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    28                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    29                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    30                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    31                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    32                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    33                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
                               $0    34                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
 $119,138         $0    ($119,138)   35       TOTAL EXPENSES                                $8,175,519               $0
----------   --------   ----------                                                        -------------   --------------
($119,138)        $0    ($119,138)   36 SUBTOTAL                                           ($6,957,349)              $0
----------   --------   ----------                                                        -------------   --------------
                                        REORGANIZATION ITEMS:
($754,542)               $754,542    37   Professional Fees                                ($3,218,436)
----------   --------   ----------                                                        -------------   --------------
                               $0    38   Provisions for Rejected Executory Contracts               $0
----------   --------   ----------                                                        -------------   --------------
   $3,466                  $3,466    39   Interest Earned on Accumulated Cash from             $10,847
----------   --------   ----------                                                        -------------   --------------
                                          Resulting Chp 11 Case                                     $0
                                                                                          -------------
 $160,603                $160,603    40   Gain or (Loss) from Sale of Equipment           ($61,733,629)
----------   --------   ----------                                                        -------------   --------------
       $0                      $0    41   U.S. Trustee Quarterly Fees                         ($16,500)
----------   --------   ----------                                                        -------------   --------------
                               $0    42                                                             $0
----------   --------   ----------      -----------------------------------------------   -------------   --------------
($590,473)        $0    ($590,473)   43        TOTAL REORGANIZATION ITEMS                 ($64,957,718)              $0
----------   --------   ----------                                                        -------------   --------------
($709,611)        $0    ($709,611)   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($71,915,067)              $0
----------   --------   ----------                                                        -------------   --------------
                               $0    45   Federal & State Income Taxes
----------   --------   ----------                                                        -------------   --------------
($709,611)        $0    ($709,611)   46 NET PROFIT (LOSS)                                 ($71,915,067)              $0
==========   ========   ==========                                                        =============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                          0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
-------------                          ---------       ----------       ----------        --------          -----
FEDERAL
      Income Tax Withholding                                                                                     $0
                                      ----------       ----------       ----------       ----------       ---------
      FICA - Employee                                                                                            $0
                                      ----------       ----------       ----------       ----------       ---------
      FICA - Employer                                                                                            $0
                                      ----------       ----------       ----------       ----------       ---------
      Unemployment (FUTA)                                                                                        $0
                                      ----------       ----------       ----------       ----------       ---------
      Income                                                                                                     $0
                                      ----------       ----------       ----------       ----------       ---------
      Other (Attach List)                                                                                        $0
TOTAL FEDERAL TAXES                           $0               $0               $0               $0              $0
                                      ----------       ----------       ----------       ----------       ---------
STATE AND LOCAL
      Income Tax Withholding                                                                                     $0
                                      ----------       ----------       ----------       ----------       ---------
      Unemployment (UT)                                                                                          $0
                                      ----------       ----------       ----------       ----------       ---------
      Disability Insurance (DI)                                                                                  $0
                                      ----------       ----------       ----------       ----------       ---------
      Empl. Training Tax (ETT)                                                                                   $0
                                      ----------       ----------       ----------       ----------       ---------
      Sales                                                                                                      $0
                                      ----------       ----------       ----------       ----------       ---------
      Excise                                                                                                     $0
                                      ----------       ----------       ----------       ----------       ---------
      Real property                                                                                              $0
                                      ----------       ----------       ----------       ----------       ---------
      Personal property                                                                                          $0
                                      ----------       ----------       ----------       ----------       ---------
      Income                                                                                                     $0
                                      ----------       ----------       ----------       ----------       ---------
      Other (Attach List)                                                                                        $0
                                      ----------       ----------       ----------       ----------       ---------
TOTAL STATE & LOCAL TAXES                     $0               $0               $0               $0              $0
                                      ----------       ----------       ----------       ----------       ---------
TOTAL TAXES                                   $0               $0               $0               $0              $0
                                      ==========       ==========       ==========       ==========       =========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                              CLAIMED      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT      AMOUNT (B)
-------------------------------------------                   -------     ----------
      Secured claims  (a)
                                                           ----------     ----------
      Priority claims other than taxes
                                                           ----------     ----------
      Priority tax claims
                                                           ----------     ----------
      General unsecured claims

      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                     ACCOUNT 1  ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                     ---------  ---------    ---------    ---------
Bank
                                     ---------  ---------    ---------    ---------
Account Type
                                     ---------  ---------    ---------    ---------
Account No.
                                     ---------  ---------    ---------    ---------
Account Purpose
                                     ---------  ---------    ---------    ---------
Balance, End of Month
                                     ---------  ---------    ---------    ---------
Total Funds on Hand for all Accounts        $0
                                     =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                        INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                             FOR THE MONTH ENDED

                                                                   Actual                Cumulative
                                                                Current Month          (Case to Date)
                                                                -------------          --------------
   CASH RECEIPTS
1    Rent/Leases Collected
                                                                -------------          --------------
2    Cash Received from Sales                                              $0
                                                                -------------          --------------
3    Interest Received                                                     $0
                                                                -------------          --------------
4    Borrowings
                                                                -------------          --------------
5    Funds from Shareholders, Partners, or Other Insiders
                                                                -------------          --------------
6    Capital Contributions
                                                                -------------          --------------
7
     ------------------------------------------------------     -------------          --------------
8
     ------------------------------------------------------     -------------          --------------
9
     ------------------------------------------------------     -------------          --------------
10
     ------------------------------------------------------     -------------          --------------
11
     ------------------------------------------------------     -------------          --------------

12     TOTAL CASH RECEIPTS                                                 $0                      $0
                                                                -------------          --------------

   CASH DISBURSEMENTS
13   Payments for Inventory                                                 0
                                                                -------------          --------------
14   Selling                                                              $0
                                                                -------------          --------------
15   Administrative                                                       $0
                                                                -------------          --------------
16   Capital Expenditures
                                                                -------------          --------------
17   Principal Payments on Debt
                                                                -------------          --------------
18   Interest Paid                                                         $0
                                                                -------------          --------------
     Rent/Lease:
19     Personal Property
                                                                -------------          --------------
20     Real Property
                                                                -------------          --------------
     Amount Paid to Owner(s)/Officer(s)
21     Salaries
                                                                -------------          --------------
22     Draws
                                                                -------------          --------------
23     Commissions/Royalties
                                                                -------------          --------------
24     Expense Reimbursements
                                                                -------------          --------------
25     Other
                                                                -------------          --------------
26   Salaries/Commissions (less employee withholding)
                                                                -------------          --------------
27   Management Fees
                                                                -------------          --------------
     Taxes:
28     Employee Withholding
                                                                -------------          --------------
29     Employer Payroll Taxes
                                                                -------------          --------------
30     Real Property Taxes
                                                                -------------          --------------
31     Other Taxes
                                                                -------------          --------------
32   Other Cash Outflows:
                                                                -------------          --------------
33
       ----------------------------------------------------     -------------          --------------
34
       ----------------------------------------------------     -------------          --------------
35
       ----------------------------------------------------     -------------          --------------
36
       ----------------------------------------------------     -------------          --------------
37
       ----------------------------------------------------     -------------          --------------
38     TOTAL CASH DISBURSEMENTS:                                           $0                      $0
                                                                -------------          --------------
39 NET INCREASE (DECREASE) IN CASH                                         $0                      $0
                                                                -------------          --------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                -------------          --------------
41 CASH BALANCE, END OF PERIOD                                             $0                      $0
                                                                =============          ==============


                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  07/31/03

                                                                                                        ACTUAL        CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                                             CURRENT MONTH   (CASE TO DATE)
                                                                                                    -------------   ---------------
1    Cash Received from Sales                    (including reclass in July of restricted cash)          $550,000        $6,595,124
                                                                                                    -------------     -------------
2    Rent/Leases Collected                                                                                                       $0
                                                                                                    -------------     -------------
3    Interest Received                                                                                                           $0
                                                                                                    -------------     -------------
4    Cash Paid to Suppliers                                                                                    $0        $1,539,489
                                                                                                    -------------     -------------
5    Cash Paid for Selling Expenses                                                                            $0          $819,373
                                                                                                    -------------     -------------
6    Cash Paid for Administrative Expenses                                                                $59,052          $509,242
                                                                                                    -------------     -------------
     Cash Paid for Rents/Leases:
7      Personal Property                                                                                       $0           $28,009
                                                                                                    -------------     -------------
8      Real Property                                                                                           $0           $29,009
                                                                                                    -------------     -------------
9    Cash Paid for Interest                                                                                                      $0
                                                                                                    -------------     -------------
10   Cash Paid for Net Payroll and Benefits                                                               $49,327        $1,529,512
                                                                                                    -------------     -------------
     Cash Paid to Owner(s)/Officer(s)                                                                                            $0
                                                                                                    -------------     -------------
11     Salaries                                                                                           $26,250          $336,461
                                                                                                    -------------     -------------
12     Draws                                                                                                                     $0
                                                                                                    -------------     -------------
13     Commissions/Royalties                                                                                                     $0
                                                                                                    -------------     -------------
14     Expense Reimbursements                                                                                                    $0
                                                                                                    -------------     -------------
15     Other                                                                                                                     $0
                                                                                                    -------------     -------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                             $0
                                                                                                    -------------     -------------
16     Employer Payroll Tax                                                                                $3,934          $162,889
                                                                                                    -------------     -------------
17     Employee Withholdings                                                                                                     $0
                                                                                                    -------------     -------------
18     Real Property Taxes                                                                                                       $0
                                                                                                    -------------     -------------
19     Other Taxes                                                                                             $0           $22,712
                                                                                                    -------------     -------------
20   Cash Paid for General Expenses                                                                       $64,466          $741,029
                                                                                                    -------------     -------------
21     Rebates                                                                                                 $0          $600,459
     ----------------------------------------------------------------------                         -------------     -------------
22
     ----------------------------------------------------------------------                         -------------     -------------
23
     ----------------------------------------------------------------------                         -------------     -------------
24
     ----------------------------------------------------------------------                         -------------     -------------
25
     ----------------------------------------------------------------------                         -------------     -------------
26
     ----------------------------------------------------------------------                         -------------     -------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                      $346,971          $276,940
                                                                                                    -------------     -------------

   CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case                                              $3,466           $10,847
                                                                                                    -------------     -------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case                                        $0        $2,248,208
                                                                                                    -------------     -------------
30   U.S. Trustee Quarterly Fees                                                                          $10,750           $16,500
                                                                                                    -------------     -------------
31A  KERP/PTO & Severance payments                                                                             $0        $3,000,000
                                                                                                    -------------     -------------
31B  Net cash (received)/paid related to sold/discontinued product lines                               $2,177,635       ($2,645,414)
     ----------------------------------------------------------------------                         -------------     -------------
32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               ($2,184,919)      ($2,608,447)
                                                                                                    -------------     -------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         ($1,837,948)      ($2,331,507)
                                                                                                    -------------     -------------

   CASH FLOWS FROM INVESTING ACTIVITIES

34   Capital Expenditures                                                                                                        $0
                                                                                                    -------------     -------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case                                             $584,741       $42,977,555
                                                                                                    -------------     -------------
36                                                                                                                               $0
     ----------------------------------------------------------------------                         -------------     -------------
37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                  $584,741       $42,977,555
                                                                                                    -------------     -------------

   CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)
                                                                                                    -------------     -------------
39   Net Borrowings from Shareholders,                                                                                           $0
                                                                                                    -------------     -------------
     Partners, or Other Insiders                                                                                                 $0
                                                                                                    -------------     -------------
40   Capital Contributions                                                                                                       $0
                                                                                                    -------------     -------------
41   Principal Payments                                                                                        $0        $4,204,528
                                                                                                    -------------     -------------
42                                                                                                                               $0
     ----------------------------------------------------------------------                         -------------     -------------
43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                        $0       ($4,204,528)
                                                                                                    -------------     -------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               ($1,253,207)      $36,441,520
                                                                                                    -------------     -------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                    $40,759,611        $3,064,884
                                                                                                    -------------     -------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $39,506,404       $39,506,404
                                                                                                    =============     =============


                                                                  Revised 1/1/98

SONICblue, Inc                                                         Exhibit 1
Payments to Officers            regular Salary

Name                             7/11/2003          7/25/2003           Total
----                            ----------         ----------         ----------
Smith, Marcus                   $13,750.00         $12,500.00         $26,250.00
                                ----------         ----------         ----------
Total                                                                 $26,250.00
                                ==========         ==========         ==========